Exhibit 3.35

State of Florida

Department of State

I certify the attached is a true and correct copy of the Certificate of Limited Partnership, as amended to date, of BARTOW HEALTHCARE SYSTEM, LTD., a limited partnership organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this limited partnership is A96000001056.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capital, this the
Eleventh day of March, 2011

GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST

Kurt S. Browning
Secretary of State

CR2EO22 (01-07)

95 MAY 31 PM 3:13

CERTIFICATE OF LIMITED PARTNERSHIP

OF

COLUMBIA/BARTOW HEALTHCARE SYSTEM, LTD.

1. Columbia/Bartow Healthcare System, Ltd., a Florida limited partnership
(Name of Limited Partnership; must contain a suffix such as "Limited", "Ltd.", or "Limited Partnership")

2. 7975 NW 154th Street, #400A, Miami Lakes, FL 33016
(The Business Address of Limited Partnership)

3. The Prentice Hall Corporation System, Inc.
(Name of Registered Agent for Service of Process)

4. c/o The Prentice Hall Corporation System, Inc.,
1201 Hays Street, Tallahassee, FL 32301
(Florida Street Address for Registered Agent)

THE PRENTICE HALL CORPORATION SYSTEM, INC.

Patricia Pizzuto
(Officer Must Sign on This Line)

Patricia Pizzuto, Assistant Secretary
(Type Name and Title of Officer)

6. One Park Plaza, Nashville, TN 37203
(The Mailing Address of the Limited Partnership)

7. The Last date upon which the Limited Partnership is to be dissolved December 31, 2050.

8. NAME OF GENERAL PARTNER

HCA of Florida, Inc. F04878

One Park Plaza
Nashville, TN 37203

Signed this 30th day of May, 1996.
Signature of all general partners:

HCA OF FLORIDA, INC.

By: [signature]
Rachel A. Seifert
Vice President

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
96 MAY 31 PM 3:13

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95 MAY 31 PM 3:13

AFFIDAVIT OF CAPITAL CONTRIBUTIONS

BEFORE ME, appeared the undersigned, constituting all of the general partners in Columbia/Bartow Healthcare System, Ltd., a Florida limited partnership (the "Partnership"), who after being duly sworn did certify as follows:

1. The amount of capital contributions to date of the limited partners in the Partnership is $1,000;

2. The total amount contributed and anticipated to be contributed by the limited partners in the Partnership at this time totals $1,000; and

3. The undersigned has read the foregoing and under penalties of perjury declares that the facts certified to are true, to the best of its knowledge and belief.

SUBSCRIBED AND SWORN TO this 30th day of May, 1996.

HCA OF FLORIDA, INC.

By: [signature]
Rachel A. Seifert
Vice President

[signature]
Notary Public in and for the State of Tennessee

My Commission Expires: 11-27-99

h: \document\partners\asgpk.aff

SUPPLEMENTAL AFFIDAVIT OF CAPITAL CONTRIBUTIONS FOR A FLORIDA LIMITED PARTNERSHIP

The undersigned, constituting all of the general partners of Columbia/Bartow Healthcare System, Ltd., a Florida Limited Partnership, executed this supplemental affidavit filed pursuant to section 620.112, Florida Statutes.

The total amount of the capital contributions of the limited partners is $ 500.00

This 19 day of September, 1996.

FURTHER AFFIANT SAYETH NOT.

Under penalties of perjury I declare that I have read the foregoing and that the facts are true, to the best of my knowledge and belief.

General Partner

HCA OF FLORIDA, INC.

By: [signature]

Rachel A. Seifert
Vice President

96 SEP 24 PM 3:55

INHSE 20 (7-90)

FEES: $7 per $1000, based on the additional contributions
Minimum $52.50 - Maximum $1750

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

99 MAY 10 PM 1:33
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
COLUMBIA/BARTOW HEALTHCARE SYSTEM, LTD.
The undersigned, desiring to amend the Certificate of Limited Partnership of Columbia/Barrow Healthcare System, Ltd. (the “Partnership”) pursuant to section 620.109 of the Florida Statutes, does hereby certify as follows:
          1. The name of the Partnership is Columbia/Bartow Healthcare System, Ltd.
          2. The Certificate of Limited Partnership of the Partnership was filed with the Florida Department of State on May 31, 1996.
          3. Article 1 of the Certificate of Limited Partnership of the Partnership shall be amended to read as follows:
               Bartow Healthcare System, Ltd.
          4. This Certificate of Amendment of the Certificate of Limited Partnership of the Partnership shall be effective at the time of its filing with the Florida Department of State.

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

99 MAY 10 PM 1:33
IN WITNESS WHEREOF, the undersigned, as the sole general partner, has executed this Certificate of Amendment to the Certificate of Limited Partnership on the 7th day of May, 1999.

HCA of Florida, Inc.
By:	/s/ John M. Franck II
John M. Franck II
Vice President

2

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
BARTOW HEALTHCARE SYSTEM, LTD.
     Pursuant to Section 620.109 of the Florida Statutes, the undersigned, being the sole general partner of Bartow Healthcare System, Ltd., a Florida Limited Partnership (the “Partnership”), does hereby adopt the following amended and restated Certificate of Limited Partnership:
     1. The name of the Partnership is Bartow Healthcare System, Ltd.
     2. The original Certificate of Limited Partnership of the Partnership was filed with the Florida Department of State and assigned Document Number A96000001056 on May 31, 1996.
     3. The text of the Certificate of Limited Partnership is hereby amended and restated in its entirety to read as set forth on Exhibit A, herein.
     4. This Amended and Restated Certificate of Limited Partnership of the Partnership shall be effective as of the time of its filing with the Florida Department of State.
     IN WITNESS WHEREOF, the undersigned, as the sole general partner of the Partnership, has executed this Amended and Restated Certificate of Limited Partnership as of this 9th day of July, 2004.

Bartow General Partner, LLC
By:	/s/ Mary Kim E. Shipp
Mary Kim E. Shipp
Assistant Secretary
FILED
04 JUL 14 AM 8:31
SECURITY OF STATE
TALLAHASSEE, FLORIDA

EXHIBIT A
AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
BARTOW HEALTHCARE SYSTEM, LTD.
See attached.
FILED
04 JUL 14 AM 8:31
SECURITY OF STATE
TALLAHASSEE, FLORIDA

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
BARTOW HEALTHCARE SYSTEM, LTD.
     1. The name of the Partnership is Bartow Healthcare System, Ltd.
     2. The business address of the Partnership is as follows:
Bartow Memorial Hospital
2200 Osprey Boulevard
Bartow, Florida 33880
     3. The name of the Registered Agent for service of process upon the Partnership is CT Corporation System.
     4. The Florida Street address of the Registered Agent of the Partnership is as follows:
c/o CT Corporation System
1200 South Pine Island road
Plantation, Florida 33324
     5. Acceptance by the Registered Agent for service of process:

By:	[ILLEGIBLE]

Title:	[ILLEGIBLE]
     6. The mailing address of the Partnership is as follows:
Bartow Healthcare System, Ltd.
103 Powell Court
Suite 200
Brentwood, Tennessee 37027
FILED
04 JUL 14 AM 8:31
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
     7. The last date upon which the Partnership is to be dissolved is December 31,2050.
     8. The name and address of the general partner of the Partnership is as follows:

Name	Address
Bartow General Partner, LLC	103 Powell Court
Suite 200
Brentwood, TN 37027

          9. This Amended and Restated Certificate of Limited Partnership of the Partnership shall be effective as of the time of its filing with the Florida Department of State.
     IN WITNESS WHEREOF, the undersigned, as the sole general partner of the Partnership, has executed this Amended and Restated Certificate of Limited Partnership as of this 9th day of July, 2004.

Bartow General Partner, LLC
By:	/s/ Mary Kim E. Shipp
Mary Kim E. Shipp
Assistant Secretary
FILED
04 JUL 14 AM 8:31
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

AFFIDAVIT OF CAPITAL CONTRIBUTIONS
OF
BARTOW HEALTHCARE SYSTEM, LTD.
     BEFORE ME, appeared the undersigned, being the sole general partner of Bartow Healthcare System Ltd., a Florida limited Partnership (the “Partnership”), who after being duly sworn did certify as follows:
     1. The amount of capital contributions to date of the limited partner of the Partnership is $500;
     2. The total amount contributed and anticipated to be contributed by the limited partner of the Partnership at this time totals $500; and
     3. The undersigned sole general partner of the Partnership has read the foregoing and under penalties of perjury declares the facts certified to be true, to the best of its knowledge and belief.
     SUBSCRIBED AND SWORN TO this 9th day of July, 2004.

Bartow General Partner, LLC
By:	/s/ Mary Kim E. Shipp
Mary Kim E. Shipp
Assistant Secretary

By:	/s/ Sandra R. Bolden
Sandra R. Bolden
Notary Public at Large In and for the State of Tennessee

FILED
04 JUL 14 AM 8:31
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
My Commission Expires: 1-27-07

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
Bartow Healthcare System, LTD.

(Insert name currently on file with Florida Dept. of State)
Pursuant to the provisions of section 620.109, Florida Statutes, this Florida Limited partnership. whose certificate was filed with the Florida Dept. of State on May 30, 1996, adopts the following certificate of amendment to its certificate of limited partnership.
FIRST: Amendment(s): (indicate article number(s) being amended , added, or deleted)
8. The name and address of general partner of the Partnership is as follows:

Name	Address	FILED
Bartow General Partner ,LLC	103 Powell Court, Suite 200	06 APR 24 AM 8:54
Filing Number:M06000002201	Brentwood, TN 37027	SECRETARY OF STATE TALLAHASSEE FLORIDA
SECOND: This certificate of amendment shall be effective at the time of its filing with Florida Department of State.
THIRD: Signature(s)
Signature of current general partner:

By:	[ILLEGIBLE]
[ILLEGIBLE]
Signature(s) of new general partner(s), if applicable: